gogo

IT'S THE INTERNET. IN THE SKY.

Investor Presentation

March 2014

DISCLAIMER

Safe Harbor Statement

This presentation contains "forward-looking statements" that are based on management's beliefs and assumptions and on information currently available to management. Most forward-looking statements contain words that identify them as forward-looking, such as "anticipates," "believes," "continues," "could," "seeks," "estimates," "expects," "intends," "may," "plans," "potential," "predicts," "projects," "should," "will," "would" or similar expressions and the negatives of those terms that relate to future events. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause Gogo's actual results, performance or achievements to be materially different from any projected results, performance or achievements expressed or implied by the forward-looking statements. Forward-looking statements represent the beliefs and assumptions of Gogo only as of the date of this presentation and Gogo undertakes no obligation to update or revise publicly any such forward-looking statements, whether as a result of new information, future events or otherwise. As such, Gogo's future results may vary from any expectations or goals expressed in, or implied by, the forward-looking statements included in this presentation, possibly to a material degree.

Gogo cannot assure you that the assumptions made in preparing any of the forward-looking statements will prove accurate or that any long-term financial or operational goals and targets will be realized. In particular, the availability and performance of certain technology solutions yet to be implemented by the Company set forth in this presentation represent aspirational long-term goals based on current expectations. For a discussion of some of the important factors that could cause Gogo's results to differ materially from those expressed in, or implied by, the forward-looking statements included in this presentation, investors should refer to the disclosure contained under the heading "Risk Factors" and "Special Note Regarding Forward-Looking Statements" in the Company's prospectus relating to its initial public offering of common stock as filed with the SEC on June 24 2013 and the Company's Annual Report on Form 10-K which is expected to be filed with the SEC on March 14, 2014.

Note to Certain Operating and Financial Data

In addition to disclosing financial results that are determined in accordance with U.S. generally accepted accounting principles ("GAAP"), Gogo also discloses in this presentation certain non-GAAP financial information, including Adjusted EBITDA and Cash CapEx. These financial measures are not recognized measures under GAAP and are not intended to be, and should not be, considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. In addition, this presentation contains various customer metrics and operating data, including numbers of aircraft or units online, that are based on internal company data, as well as information relating to the commercial and business aviation market, and our position within those markets. While management believes such information and data are reliable, they have not been verified by an independent source and there are inherent challenges and limitations involved in compiling data across various geographies and from various sources.

BUSINESS OVERVIEW

Gogo is the leading in-flight *communications service provider* for the *global aviation* industry.

- Our *scale* position supports superior unit economics, operational excellence, and industry-leading R&D investments.
- Gogo is a *pure play*. We are the only telecom company that focuses solely on the unique requirements of connecting aircraft.
- Our *growth* opportunity is large, well-defined and early stage.

GOGO LEADERSHIP SPANS ALL MARKET SEGMENTS

COMMERCIAL AVIATION NORTH AMERICA


American

- > 2,000 aircraft online
- > 7,500 daily flights
- ~79% market share[1]
- > 50 million passenger sessions since service launch

COMMERCIAL AVIATION REST OF WORLD


DELTA

- Awards for 332 aircraft:
  - Delta international
  - Japan Airlines
  - AeroMexico
- Near global satellite network

BUSINESS AVIATION GLOBAL



- ~ 7,200 systems operating
- > 2,000 ATG aircraft, 94% online market share[2]
- > 5,200 satellite aircraft, 63% online market share[2]

(1) Commercial Aviation market share is based on management estimates, trade publications and other public sources as of 12/31/2013.
(2) Business Aviation Satellite and ATG market share is based on management estimates as of 12/31/2013.

BRINGING NEXT GENERATION TELECOM INFRASTRUCTURE TO GLOBAL AVIATION INDUSTRY


AIRCRAFT OPERATIONS
REGULATORY APPROVAL
NETWORK ENGINEERING & DESIGN
NETWORK & BANDWIDTH MANAGEMENT
AIRLINE
CONNECTIVITY PRODUCTS & SERVICES DEVELOPMENT
AIRCRAFT CONNECTIVITY SOLUTIONS ENGINEERING
CUSTOMER CARE & MARKETING SUPPORT
COMPLETE BACK-OFFICE INFRASTRUCTURE AND SUPPORT

OUR VERSATILE, PROPRIETARY PLATFORM ENGAGES EVERY PASSENGER, AIRCRAFT OWNER & OPERATOR

PASSENGERS			PASSENGERS, AIRLINES & MEDIA PARTNERS	AIRCRAFT OWNERS & OPERATORS
				
Gogo Connectivity & Gogo Biz	Gogo Vision	Gogo Text & Talk	Gogo Signature Services	Operations-Oriented Communication Services

WE PRIDE OURSELVES ON OUR ENDURING PARTNERSHIPS

COMMERCIAL AVIATION

North America

American Airlines
DELTA
FRONTIER
Virgin america
Alaska Airlines
US AIRWAYS
UNITED

International

DELTA
AEROMEXICO[1]
scoot
Subsidiary of SINGAPORE AIRLINES
JAL JAPAN AIR LINES

BUSINESS AVIATION

Original Equipment Manufacturers

Gulfstream
BOMBARDIER
BOMBARDIER LEARJET
Cessna A Textron Company
DASSAULT FALCON
EMBRAER
Hawker Beechcraft

Fractional Jet Operators

NETJETS
FLEXJET BY BOMBARDIER
flightOptions
citationair by Cessna

(1) Memo of Understanding

STRONG INCUMBENT POSITION

GOGO HAS 9X MORE BROADBAND AIRCRAFT THAN THE CLOSEST COMPETITOR

COMMERCIAL AVIATION NORTH AMERICA BROADBAND AIRCRAFT ONLINE[1]


431
107
2,032
(79%)
Gogo
Global Eagle (Row 44)
Panasonic
LiveTV

BUSINESS AVIATION NORTH AMERICA BROADBAND AIRCRAFT ONLINE[1]


133
2,047
(94%)
Gogo
All Others

[1]Based on management estimates, trade publications and other public sources as of 12/31/2013.

ATTACKING A LARGE AND EXPANDING GLOBAL OPPORTUNITY

North America | Rest of World

COMMERCIAL AIRCRAFT (1)


2.1x
17,000
13,000
4,000
36,000
30,000
6,000
2012
2032F

BUSINESS AIRCRAFT (2)


1.4x
27,000
7,000
20,000
37,000
11,000
26,000
2013
2023F

Sources:
(1) Derived from Boeing Current Market Outlook 2013 – 2032, excludes: cargo aircraft, RJs < than 50 seats. CA-NA wide-body aircraft are included as part of CA-ROW market.
(2) JetNet iQ Report Q4 2013; General Aviation Manufacturers Association 2012 Statistical Databook. NA includes jets and turbo props, ROW excludes turbo props.

UNIQUELY POSITIONED TO CAPTURE GLOBAL OPPORTUNITIES



SCALE
SUPERIOR TECHNOLOGY SOLUTIONS
PRODUCT & SERVICE INNOVATIONS
OPERATIONAL EXCELLENCE & RELIABILITY
COMPLETE END-TO-END SOLUTIONS
IN-FLIGHT CONNECTIVITY FOCUS & TALENT

BROADEST ARRAY OF CONNECTIVITY SOLUTIONS

Technology	Region	Peak Speed	Key Attributes	gogo	Panasonic	Row 44	OnAir	ViaSat LiveTV
Iridium	Global	2.4 Kbps	- Primarily telecom service - Low data speeds - Satellite	✓				
SwiftBroadband	Global	432 Kbps	- Low data speeds - Satellite	✓	✓		✓	
Air-to-Ground (EvDo Rev A)	Regional	3.1 Mbps	- Overnight install - Suits all aircraft types	✓				
Air-to-Ground 4 (EvDo Rev B)	Regional	9.8 Mbps	-Triples the peak speed - More reliable than ATG - Overnight install	✓				
Ku Band	Global	50 Mbps	- Global coverage - Multiple suppliers - Available today	✓	✓	✓		
Ka Band	Global	50 Mbps	- High data speeds - Spot beam - Next Generation	Expected 2015 Launch			Expected 2015 Launch	✓ (Regional)
Ground-to-Orbit (Hybrid)	Regional	70 Mbps	- More spectrally efficient - Lower profile - More robust & reliable	Expected 2014 Launch				

AIRCRAFT TIMES REVENUE PER AIRCRAFT

	YESTERDAY	TODAY	TOMORROW
INCREASE AIRCRAFT	North America	→	Global
INCREASE REVENUE PER AIRCRAFT	In-Flight Connectivity	→	In-Flight Connectivity Gogo Vision Gogo Text Messaging Gogo Signature Services Gogo Operations-Oriented Communications Services
	Business Passengers	→	All Passengers Media Partners Aircraft Operators

COMPELLING BUSINESS MODEL

HIGH GROWTH

- Strong revenue growth and multiple growth drivers
- Growing percentage of high margin service revenue
- Riding the mobile internet wave

SIGNIFICANT OPERATING LEVERAGE

- Strong contribution margins
- Highly scalable operating infrastructure
- New product offerings expected to generate solid returns
- Transition to cash capex-lite model

HIGH BARRIERS TO ENTRY

- Heavy upfront capital requirements
- Exclusive license to ATG spectrum
- Long-term exclusive contracts
- Operational, technology & regulatory expertise

FINANCIAL REVIEW

GROWING REVENUE DRIVES PROFITABILITY

REVENUE ($MM)



73% CAGR
$37
$95
$160
$234
$328
2009
2010
2011
2012
2013

ADJUSTED EBITDA ($MM)



($89)
($45)
($1)
$24
$14
$9
$49
$41
$8
CA-ROW Segment Loss
2009
2010
2011
2012
2013

Note: Minor differences exist due to rounding.

STRONG Q4 2013 FINANCIAL RESULTS

REVENUE ($MM)



+45%
$64
$24
$39
$93
$37
$55
Q412
Q413
CA-NA
BA

ADJUSTED EBITDA ($MM)



($3)
($2)
$8
$16
($5)
($14)
$0.5
($0.3)
CA-NA
BA
CA-ROW
Total
Q412
Q413

Note: Minor differences exist due to rounding.

MORE AIRCRAFT & MORE REVENUE PER AIRCRAFT IN CA-NA

AIRCRAFT ONLINE[1]


~ 3x
Increase
692
1,811
2,032
2009
2012
2013

ARPA (000s)


4.2x
Increase
$24
$89
$101
2009
2012
2013
Annualized Average Revenue per Aircraft

REVENUE ($MM)


106%
CAGR
$11
$134
$199
2009
2012
2013

(1) End of period.

HIGH-GROWTH, HIGH-MARGIN SERVICE REVENUE STREAM DRIVES BA PROFITABILITY AND CASH FLOW


ATG AIRCRAFT ONLINE[1]
~42x increase
49
1,455
2,047
2009
2012
2013


SERVICE REVENUE ($MM)
72% CAGR
$6
$34
$52
2009
2012
2013


SEGMENT PROFIT ($MM)
103% CAGR
$3
$36
$51
2009
2012
2013

[1] End of period.

INVESTING FOR A DECADE+ OF GROWTH


REVENUE ($MM)
73% CAGR
$37
$234
$328
2009
2012
2013
ENGINEERING, DESIGN & DEVELOPMENT ($MM)
$23
$35
$50
2009
2012
2013
GENERAL & ADMINISTRATIVE ($MM)
$28
$49
$69
2009
2012
2013
SALES & MARKETING ($MM)
$28
$26
$31
2009
2012
2013
AS % OF REVENUE
62%
15%
15%
2009
2012
2013
77%
21%
21%
2009
2012
2013
75%
11%
9%
2009
2012
2013

gogo

EVOLVING CAPEX MODEL

CAPITAL EXPENDITURES ($MM)



$77
$77
$79
$58
$121
$104
2009
2012
2013
Gross CapEx
Cash CapEx (1)



TRANSITION
NETWORK
INSTALL
GOGO BUILDS
GOGO RENTS
GOGO PAYS
AIRLINE PAYS

(1) Cash CAPEX represents capital expenditures net of airborne equipment proceeds received from the airlines.

Gogo is the leading in-flight *communications service provider* for the *global aviation* industry.

- Our *scale* position supports superior unit economics, operational excellence, and industry-leading R&D investments.
- Gogo is a *pure play*. We are the only telecom company that focuses solely on the unique requirements of connecting aircraft.
- Our *growth* opportunity is large, well-defined and early stage.

APPENDIX

RECONCILIATION OF CASH CAPEX ($MM)

	2009	2010	2011	2012	2013
Purchases of Property and Equipment	(69)	(33)	(33)	(67)	(105)
Acquisition of Intangible Assets (Capitalized Software)	(8)	(7)	(10)	(12)	(16)
Gross CapEx	**(77)**	**(40)**	**(43)**	**(79)**	**(121)**
Change in Deferred Airborne Lease Incentives	–	9	11	18	9
Amortization of Deferred Airborne Lease Incentives	–	1	1	4	8
Cash CapEx	**(77)**	**(30)**	**(31)**	**(58)**	**(104)**

Note: Minor differences exist due to rounding

RECONCILIATION OF ADJUSTED EBITDA ($MM)

	2009	2010	2011	2012	2013
Net Income	(142)	(140)	(18)	(96)	(146)
Interest Income	(0)	(0)	(0)	(0)	(0)
Interest Expense	30	–	1	9	29
Income Tax Provision	–	3	1	1	1
Depreciation & Amortization	22	31	33	37	56
EBITDA	**(91)**	**(106)**	**16**	**(49)**	**(60)**
Fair Value Derivative Adjustments	–	33	(59)	(10)	36
Class A and Class B Senior Convertible Preferred Stock Return	–	18	31	52	29
Accretion of Preferred Stock	–	9	10	10	5
Stock-based Compensation Expense	1	2	2	4	6
Loss on Extinguishment of Debt	2	–	–	–	–
Write Off of Deferred Equity Financing Costs	–	–	–	5	–
Amortization of Deferred Airborne Lease Incentives	–	(1)	(2)	(4)	(8)
Adjusted EBITDA	**(89)**	**(45)**	**(1)**	**9**	**8**

Note: Minor differences exist due to rounding